Sec File 3398172


		File under rule
424(b)(3)


OVERSTAMP: Effective May 11,
2012, the Companys name has
changed to Freeman Financial
Corporation Limited
OVERSTAMP: Effective July 6,
2006, the Companys name
changed from Inner Mongolia to
Freeman Corporation Limited.
OVERSTAMP: Effective
September 15, 2005, the
Companys name changed from
Hansom Eastern Holdings to
Inner Mongolia Development.
OVERSTAMP:  Effective July 25,
2001, the Companys name
changed from Tung Fong Hung
to Hansom Eastern Holdings.



EXHIBIT A


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TH
E
BA
NK
OF
NB
W
YO
RK
AM
ER
IC
AN
DE
PO
SI
TA
RY
RB
CE
IP
T
FO
R
OR
DI
NA
RY
SH
AR
ES
OF
THE
PAR
VAL
UE OF
HIC$0
..1
EAC
H OF

TUNG FONG
HONG
(HOLDINGS)
LIMITED
(INCORPORATE
D ORDER THE
LAWS OF
CAYMAN
ISLANDS)

      The Bank of New
York, as depositary
(hereinafter called
the Depositary),
hereby certifies that

  or registered
assigns IS the Owner
OF
AM
ER
IC
AN
DE
PO
SI
TA
RY
SH
AR
ES

representing
deposited ordinary
shares, par value
HK$0.1 (herein called
shares), of Tung
Pong HUng
(Holdings)
Limited, incorporated
under the laws of Cayman
Islands (herein called the
11 Company).	At the
date hereof, each
American Depositary
Share represents fifty
(50) Shares deposited or
subject to deposit under
the Deposit Agreement (as
such term is hereinafter
defined) at the Hong Kong
office of The
Hong kong and
Shanghai Banking
Corporation Limited
(here n called the
custodian).
	T
he Depositarys
Corporate Trust
Office is located at
a different address
than its principal
executive office.
	I
ts Corporate Trust
Office is located at
101 Barclay Street,
New York, N.Y. 10286,
and its principal
executive office is
located at 48 Wall
Street, New York,
N.Y.
10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS
IS
101
BARCLAY
STREET,
NEW YORK,
N.Y.
10286

1.	THE DEPOSIT
AGREEMENT.

      This American
Depositary Receipt is
one of an issue
(herein called
Receipts11  all issued
and to be issued
upon the terms and
conditions set forth
in the deposit
agreement, dated as
of	, 1995 (herein
called the
Deposit Agreement),
by and among the
Company, the
Depositary, and all
Owners and holders
from time to time of
Receipts issued
thereunder, each of
whom by accepting a
Receipt agrees to
become a party
thereto and become
bound by all the
terms and conditions
thereof.	The
Deposit Agreement
sets forth the rights
of Owners and holders
of the Receipts and
the rights and duties
of the Depositary in
respect of the
Shares deposited
thereunder and any
and all other
securities,
property and cash
from time to time
received in respect
of such Shares and
held thereunder (such
Shares,
securities,
property, and cash
are herein called
Deposited
Securities).
Copies of the
Deposit Agreement
are on file at the
Depositarys
Corporate Trust
Office in New York
City and at the
office of the
Custodian.

      The statements
made on the face and
reverse of this
Receipt are
summaries of certain
provisions of the
Deposit Agreement
and are qualified
by and subject to
the detailed
provisions of the
Deposit Agreement, to
which reference is
hereby made.
	Capita
lized terms defined
in the Deposit
Agreement and not
defined herein
shall have the
meanings set forth
in the Deposit
Agreement.
2. 	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES. upon
surrender at
the Corporate
Trust Office of
the
Depositary of this
Receipt, and upon
payment of the fee
of the
Depositary provided
in this Receipt,
and subject to the
terms and
conditions of the
Deposit Agreement,
the Owner hereof is
entitled to
delivery, to him or
upon his order, of
the Deposited
Securities at the
time represented by
the American
Depositary Shares
for which this
Receipt is issued.
	Delivery of
such Deposited
Securities may be
made by the
delivery of
(a) certificates in
the name of the
owner hereof or as
ordered
by him or
certificates properly
endorsed or
accompanied by
proper instruments of
transfer and (b) any
other securities,
property and cash
to which such Owner
is then entitled in
respect of this
Receipt.	Such
delivery will be
made at the option
of the Owner
hereof, either at
the office of the
Custodian or at the
Corporate Trust
Office of the
Depositary, provided
that the forwarding
of certificates for
Shares or other
Deposited Securities
for such delivery at
the Corporate Trust
Office of the
Depositary shall be
at the risk and
expense of the
owner hereof.








3.	TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RBCBIPTS.

      The transfer
of this Receipt is
registerable on the
books of the
Depositary at its
Corporate Trust
Office by the Owner
hereof in person or
by a duly authorized
attorney, upon
surrender of this
Receipt properly
endorsed for
transfer or
accompanied by proper
instruments of
transfer and funds
sufficient to pay
any applicable
transfer taxes and
the fees and
expenses of the
Depositary and upon
compliance with
such regulations,
if any, as the
Depositary may
establish for such
purpose.	This
Receipt may be
split into other
such Receipts, or
may be combined
with other such
Receipts into one
Receipt, evidencing
the same aggregate
number of Amer1can
Depositary Shares
as the Receipt or
Receipts surrendered.
As   a condition
precedent to the
execution and
delivery,
registration of
transfer, splitup,
combination, or
surrender of any
Receipt or
withdrawal of any
Deposited
Securities, the
Depositary, the
Custodian, or
Registrar may
require payment
from the depositor
f the Shares or the
presenter of the
Receipt of a sum
sufficient to
reimburse it for any
tax or other
governmental
charge and any
stock t:ansfer or
registration fee
with respect
thereto (including
any such tax or
charge and fee with
respect to Share
being deposited or
withdrawn)	and
payment of any
applicable fees as
provided in this
Receipt, may
require the
production of proof
satisfactory to it
as to the identity
3nd genuineness of
any signature and
may also require
compliance with
any regulations
the Depositary may
establish
consistent with
the provisions of
the Deposit
Agreement or this
Receipt,
including, without
limitation, this
Article 3.

      The delivery
of Receipts against
deposit of Shares
generally or against
deposits of
particular Shares
may be suspend d,
or the transfer of
Receipts in
particular
instances may be re
used, or the
registration of
transfer of
outstanding
Receipts generally
may be suspended,
during any period
when
the transfer books
of the Depositary
are closed, or if
any
such action is
deemed necessary
advisable by the
Depositary or the
Company at any time
or from time to
time because of any
requirement of, _aw
or of any government
or governmental
body
or commission, or
under any provision
of the Deposit
Agreement or this
Receipt, or for any
other reason,
subject to the
rovisions of the
following
sentence.
Notwithstanding
anything to the
contrary in the
Deposit Agreement
or this Receipts,
the surrender of
outstanding
Receipts and
withdrawal of
Deposited
Securities may not
be suspended
subject only to (i)
temporary
	delay
s caused by closing
the transfer books
of the Depositary
or the Company or
the deposit of
Shares in
connection with
voting at a
shareholders meeting,
or the payment of
dividends, (ii)
	he
payment of fees,
taxes and
similar charges,
	a
nd (iii) compliance
with any u.s. or
foreign
laws or
governmental
regulat1ons
relating o the
Receipts or
to the withdrawal
of the Deposited
Securities.
	Without
l:.mitation of the
foregoing. the
Depositary shall
not
knmingly accept for
deposit under the
Deposit Agreemert
any
Restricted
Securities
(including without
limitation any
Shares bearing a
legend indicating
they are Restricted
Securities or any
Shares deposited by
a 9eson identified
to the Depositary
by the Company as
an affiliate of the
Company), unless a
registration
statement is in
effect as to such
Shares.









4.	LIABILITY OF
OWNER R TAXES.

    If any tax or
other gove:rlliREntal
charge aha11
become liable
by the Custodian or
the Depositary
with respect to
any Receipt or any
Deposited
Securities
represented
hereby, such tax
or other
go governmental charge
shall be paid them.
Owner hereof to
the Depositary.
	The Depositary
may refuse to
effect ay transfer
of this Receipt or
any withdrawal of
Deposited
Securities
represented by
American Depositary
Shares evidence d
by Receipt until
such payment is
made,	and may
withhold any
dividends or
other
distributions, or
may sell for the
account of the
Owner hereof any
part or all of the
Deposited
Securities
represented by the
American
Depositary Shares
evidenced	by this
Receipt, and may
apply such
dividends or other
distributions or
the proceeds of any
such sale in
payment of such tax
or other
governmental charge
and the Owner
hereof shall remain
liable for any
deficiency.

5.	W	IBS OF
DEPOSITORS.

      Every 9erson
depositing Shares
hereunder and
under the Deposit
Agreement shall  be
deemed thereby to
represent and
warrant that such
Shares and each
certificate
therefore are
validly issued,
fully paid,
nonassessable, and
free of any
preeM9tive rights
of the holders of
outstanding Shares
and that the
person making such
deposit is duly
authorized so to
do. 	Every such
person shall also
be deemed to
represent that
such Shares and the
Receipts evidencing
American
Depositary Shares
representing such
Shares would not be
Restricted
Securities.	Such
representations and
warranties shall
survive the
deposit of Shares
and issuance of
Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND
OTHER
INFORMATION.

      Any person
presenting Shares
for deposit or any
Owner of ca Receipt
may be required
from time to time
to file with the
Depositary or the
Custodian such
proof of
citizenship
residence, exchange
control approval, or
such information
relating to the
registration on
the books of the
Company or the
Foreign Registrar,
if applicable, to
execute such
cert1ficates and
to make such
representations and
warranties, as
the Depositary may
deem necessary or
proper.	The
Depositary may
withhold he
delivery or
registration of
transfer of any
Receipt or the
distribution of any
dividend or sale
or distribution of
rights or of the
proceeds thereof
or the delivery of
any Deposited
Secur4ties until
such proof or
other information
is filed or such
certificate& are
executed
or such
representations and
warranties made.	No
Share shall be
accepted for
deposit unless
accompanied by
evidence
satisfactory to
the Depositary
that any necessary
approval has been
granted by any
governmental body
in each of Cayman
Islands and Hong
Kong which is then
performing the
function of the
regulation of
currency
exchange.

7.	CHARGES OF
DEPOSITARY.

      The Company
agrees to pass
fees, reasonable
expenses and
outofpocket
charges of the
Depositary and
those of any
Registrar only in
accordance with
agreements in
writing entered
into between the
Depositary and the
Company from time
to time.	The
Depositary shall
present its
statement for such
charges and
expenses to the
Company once every
three months. The
charges and expenses
of the Custodian
are for the sole
account of the
Depositary.
	The
Company shall not
pay or be liable
for any fee:. or
amount required to
be paid by any
other person
hereunder.



      The
following
charges shall be
incurred by any
party
depositing or
withdrawing
Shares c	by any
party
surrendering
Receipts or to
whom Receipts are
issued (including,
without
limitation,
issuance pursuant
to a stock
dividend or
stock split
declared by the
Company or an
exchange of stock
regarding the
Receipts or
Deposited
Securities or a
distribution of
Receipts pursuant
to Section 4.03
of the Deposit
Agreement),
whichever
applicable: (1)
taxes and other
governmental
charges, (2)
such
registration
fees as may from
time to time be
in effect for the
registration of
transfers of
Shares generally
on the Share
register of the
Company or
Foreign
Registrar and
applicable to
transfers of
Shares to the
name of the
Depositary or
its nominee or
the Custodian or
its nominee on
the making of
deposits or
withdrawals under
the terms of the
Deposit
Agreement, (3)
such cable,
telex and
facsimile
transmission
expenses as are
expressly
provided in the
Deposit
Agreement, (4)
such expenses as
are incurred by
the Depositary
in the
conversion of
foreign currency
pursuant to
Section 4.05 of
the Deposit
Agreement, (5) a
fee not in
excess of $5.00
per 100 American
Depositary
Shares (or
portion thereof)
for the
execution and
delivery of
Receipts
pursuant
to Sections 2.03
and 4.03 of the
Deposit
Agreement and
the surrender
of Receipt
pursuant to
Section 2.05 of
the Deposit
Agreement, (6) a
fee not in
excess of $.02
per American
Depositary
Share (or
portion thereof)
for any cash
distribution made
pursuant to the
Deposit
Agreement
including but
not limited to
Sections 4.01
through 4.04
thereof,
	(7) a lee
for, and deduct
such fee from,
the distribution
of proceeds of
sales of
securities or
rights pursuant
to Section
4.02 or 4.04 of
the Deposit
Agreement,
respectively,
such fee
being in an
amount equal to
the fee for the
issuance of
 American
Depositary
Shares referred
to above which
	would
have been
charged as a
result of the
deposit by
Owners of
securities (for
purposes of
this clause 7
treating all
such
securities as
if they were
Shares) or
Shares received
in exercise of
rights
distributed to
tm pursuant to
Section
4.02 or 4.04 of
the Deposit
Agreement,
respectively,
but which
securities or
rights are
instead sold by
the Depositary
and the net
proceeds
distributed,
and (8) a fee
not in excess of
$1.50 per
certificate for
a receipt or
Receipts for
transfers made
pursuant to the
terms of the
Deposit
Agreement.

      The
Depositary,
subject to
Article 8
hereof, may own
and deal in any
class of
securities of
the Company and
its affiliates
and in
Receipts.

8.	PRERELEASE
OF RECEIPTS.

      Notwithstand
ing Section 2.03
of the Deposit
Agreement, the
Depositary may
execute and
deliver Receipts
prior to the
receipt of
Shares pursuant
to Section 2.02
of the Deposit
Agreement
(PreRelease).
The Depositary
may, pursuant
to Section 2.05
of the Deposit
Agreement,
deliver Shares
upon the
receipt and
cancellation of
Receipts which
have been Pre
Released,
whether or not
such
cancellation is
prior to the
















termination of such
PreRelease or the
Depositary knows that
such Receipt has been
PreReleased.	The
Depositary may receive
Receipts in lieu of Shares
in satisfaction of a Pre
Release. 	Each
PreRelease will De (a)
preceded or accompanied
by a written
representation from the
person to whom Receipts
are to be delivered that
such person, or its
customer, owns the Shares
or Receipts to be remitted,
as the case may be, (b) at
all times fully
collateralized with cash
or such other
collateral as the
Depositary deems
appropriate, (c)
terminable
by the Depositary on not
more than five (5)
business days
notice and (d) subject to
such further indemnities
and credit regulations as
the Depositary deems
appropriate.	The number
of American Depositary
Shares which are
outstanding at any time
as a result of PreReleases
will not normally exceed
thirty percent (30t) of
the Shares deposited under
the Deposit Agreement;
provided, however, that
the Depositary reserves
the right to change or
disregard such limit from
time to time as
it deems appropriate.

       The Depositary may
retain for its own account
any compensation received
by it in connection with
the foregoing.

9.	TITLE TO RECEIPTS.

      It is a condition of
this Receipt and every
successive holder and
Owner of this Receipt by
accepting or holding the
same consents and agrees,
that title to this Receipt
when properly endorsed or
accompanied by proper
instruments of transfer,
is transferable by delivery
with the same effect as
in the case of a negotiable
instrument, provided,
however, that the
Depositary,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt is
registered on the books of
the Depositary as the
absolute owner hereof for
the purpose of determining
the person entitled to
distribution of dividends
or other distributions
or to any notice provided
for in the Deposit
Agreement or for all
other purposes.

10.	VALIDITY OF RECEIPT.

      This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the
manual or facsimile
signature of a duly
authorized signatory of the
Depositary or, if a
Registrar for the
Receipts shall have been
appointed, by the manual
or facsimile signature of a
duly authorized officer
of the Registrar.

11.	REPORTS; INSPECTION OF
TRANSFER BOOKS.

      The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission with
certain public reports
and documents required by
foreign law
or otherwise under Rule
12g32(b) under the
Securities









Exchange Act of 1934
	su
ch reports and
communications will be
available for ins action
and copying by holders
and Owners at the public
reference facilities
maintained by the
Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.

      The Depositary will
make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports
and communications,
including any proxy
soliciting material,
received from the
Company which are both
(a) received by the
Depositary as the holder
of the Deposited
Securities and	(b)
made generally available
to the holders of such
Deposited Securities by
the Company.	The
Depositary will also send
to Owners of Receipts
copies of such reports
when furnished by the
Company pursuant to the
Deposit Agreement.	Any
such reports and
communications,
including any such proxy
soliciting material,
furnished to the
Depositary by the
Company shall be
furnished in English to
the extent such
materials are required
to be translated into
English pursuant to any
regulations of the
Commission.

      The Depositary will
keep books for the
registration of Receipts
and transfers of
Receipts which at all
reasonable times shall
be open for inspection by
the Owners of Receipts
provided that such
inspection shall not be
for the purpose of
communicating with
Owners of Receipts in the
interest of a business
or object other than the
business of the Company
or a matter related to
the Deposit Agreement or
the Receipts.

12. 	DIVIDENDS AND
DISTRIBUTIONS.

      Whenever the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities,
the Depositary will, if
at the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States, and
subject to the Deposit
Agreement, convert such
dividend or
distribution into
dollars and will
distribute the amount
thus
received (net of the
fees and expenses of the
Depositary as
provided in Article 7
hereof and Section 5.09
of the Deposit
Agreement) to the Owners
of Receipts entitled
thereto, provided,
however, that in the
event that the Company
or the Depositary is
required to withhold and
does withhold from any
cash dividend or other
cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the
amount d1stributed to the
Owners of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities
shall be reduced
accordingly.

      Subject to the
provisions of Section
4.11 and 5.09 of the
Deposit Agreement,
whenever the Depositary
receives any
distribution other than
a distribution described
in Sections
4.01, 4.03, or 4.04 of
the Deposit Agreement,
the Depositary will
cause the securities or
property received by it
to be
distributed to the Owners
of Receipts entitled
thereto, in any


51



manner that
Depositary may
deem equitable
and practicable
for
accomplishing
such
distribution;
provided,
however, that
if in the
opinion of the
Depositary such
distribution
cannot be made
proportionately
among the	era of
Receipts
entitled
thereto, or if
for any other
reason
(including, but
not
limited to, any
requirement that
the Company or
the Depositary
withhold an
amount on
account of taxes
or other
governmental
charges or that
such Securities
must be
registered under
the Securities
Act of 1933 in
order to be
distributed to
owners or
holders hereof)
the Depositary
deems such
distribution not
to be feasible,
the Depositary
may adopt such
method as it may
deem equitable
and practicable
for the purpose
of effecting
such
distribution,
including, but
not limited to,
the public
or private sale
of the
securities or
property thus
received, or
any part
thereof, and the
net proceeds of
any such sale
(net of the fees
of the
Depositary as
provided in
Article 7
hereof and
Section 5.09 of
the Deposit
Agreement) shall
be distributed
by the
Depositary to
the Owners of
Receipts
entitled thereto
as in the case
of a
distribution
received in
cash.

     If any
distribution
consists of a
dividend in, or
free
distribution of,
Shares, the
Depositary may
and shall if the
company shall so
request,
distribute to the
Owners of
outstanding
Receipts
entitled
thereto,
additional
Receipts
evidencing an
aggregate number
of American
Depositary
Shares
representing the
amount of Shares
received as such
dividend or free
distribution
subject to the
terms and
conditions of
the Deposit
Agreement with
respect to the
deposit of
Shares and
the issuance of
American
Depositary
Shares evidenced
by Receipts,
including the
withholding of
any tax or other
governmental
charge as
provided in
Sectio.&l 4.11 of
the Deposit
Agreement and
the payment of
the fees of the
Depositary as
provided in
Article 7 hereof
and Section 5.09
of the Deposit
Agreement.	In
lieu of
delivering
Receipts for
fractional
American
Depositary
Shares in any
such case, the
Depositary will
sell the amount
of Shares
represented by
the aggregate of
such fractions
and distribute
the net
proceeds, all in
the manner and
subject to the
conditions set
forth in the
Deposit
Agreement.	If
additional
Receipts are not
so distributed,
each American
Depositary Share
shall
thenceforth
also
represent the
additional
Shares
distributed upon
the Deposited
Securities
represented
thereby.

     In the
event that the
Depositary
determines that
any
distribution in
property
(including
Shares and
rights to
subscribe
therefore) is
subject to any
tax or other
governmental
charge which the
Depositary is
obligated to
withhold, the
Depositary,
subject to all
a}applicable
legal
requirements,
may by  public or
private sale
dispose of all
or a portion ...,f
such property
(including
Shares and
rights to
subscribe
therefore) in
such amounts and
in such manner
as the
Depositary deems
necessary and
practicable to
pay any such
taxes or
charges, and the
Depositary shall
distribute the
net proceeds of
such sale after
deduction of
such taxes or
charges to the
Owners of
Receipts entitled
thereto.






13.	RIGHTS.

      In the
event that the
Company shall
offer or cause
to be offered to
the Elders of
any Deposited
Securities any
rights to
subscribe for
additional
Shares or any
rights of any
other nature,
the Depositary
shall have
discretion as to
the procedure to
be  followed in
making such
rights available
to any Owners or
in disposing of
such rights on
behalf of any
Owners and
making the net
proceeds
available to
such Owners or,
if by the terms
of such rights
offering or for
any other
reason, the
Depositary may
not either make
such rights
available to any
Owners or
dispose of such
rights and make
the
net proceeds
available to
such Owners,
then the
Depositary
shall allow the
rights to lapse.
	If at the
time of the
offering of any
rights the
Depositary
determines in
its discretion
that it is lawful
and feasible to
make such rights
available to all
or certain
Owners but not
to c her Owners,
the Depositary
may distribute
to any Owner to
it determines
the distribution
to be lawful and
feasible, in
proportion to
the number of
American
Depositary
Shares held by
such Owner,
warrants or other
instruments
therefore in such
form as it deems
appropriate.

     In
circumstances in
which rights
would otherwise
not be
distributed, if
an Owner of
Receipts requests
the distribution
of warrants or
other instruments
in order to
exercise the
rights allocable
to the American
Depositary
Shares of such
Owner hereunder,
the Depositary
will make such
rights
available to
such Owner upon
written notice
from the
Company
to the
Depositary that
(a) the Company
has elected in
its sole
discretion to
permit such
rights to be
exercised and
(b) such Owner
has executed
such documents
as the Company
has determined
in its sole
discretion are
reasonably
required under
applicable law.

     If the
Depositary has
distributed
warrants or
other
instruments for
rights to all or
certain Owners,
then upon
instruction from
such an Owner
pursuant to such
warrants or
other instruments
to the
Depositary from
such Owner to
exercise such
rights, upon
payment by such
Owner to the
Depositary for
the account of
such Owner of an
amount equal to
the purchase
price of the
Shares to be
received upon
the exercise of
the rights, and
upon payment of
the fees of the
Depositary and
any other
charges as set
forth in such
warrants or
other
instruments, the
Depositary
shall, on behalf
of such Owner,
exercise the
rights and
purchase the
Shares, and the
Company shall
cause the Shares
so purchased to
be delivered to
the Depositary
on behalf of
such Owner.	As
agent for such
Owner, the
Depositary will
cause the Shares
so purchased to
be deposited
pursuant to
Section 2.02 of
the Deposit
Agreement, and
shall, pursuant
to Section 2.03
of the Deposit
Agreement,
e ecute and
deliver Receipts
to such Owner.
	In the case
of a


C


distribution
pursuant to the
second
paragraph of
this Article
13, such
Receipts shall
be legended in
accordance with
applicable u.s.
laws, and shall
be subject to
the appropriate
restrictions on
sale, deposit,
cancellation,
and transfer
under such
laws.

     If the
Depositary
determines in its
discretion that
it is not
lawful and
feasible to
make such rights
available to
all
or certain
Owners, it may
sell, subject
to all
applicable
legal
requirements, the
rights, warrants
or other
..instruments in
proportion to
the number of
American
Depositary
Shares held by
the Owners to
whom it has
determined it
may not
lawfully or
feasibly make
such rights
available, and
allocate the
net proceeds of
such sales (net
of the fees of
the Depositary
as provided in
Section 5.09 of
the Deposit
Agreement and
all
tax and
governmental
charges payable
in connection
with such
rights and
subject to the
terms and
conditions of
the Deposit
Agreement) for
the account of
such Owners
otherwise
entitled to
such rights,
warrants or
other
instruments, upon
an
averaged or
other practical
basis without
regard to any
distinctions
among such Owners
because of
exchange
restrictions or
the d2te of
delivery of any
Receipt or
otherwise.

      The
Depositary will
not offer
rights to
Owners unless
both the rights
and securities
to which such
rights relate
are either exempt
from registration
under the
Securities Act
of 1933 with
respect to a
distribution to
all Owner or
are registered
under the
provisions of
such Act.	If
an Owner of
Receipts requests
the distribution
of warrants or
other
instruments,
notwithstanding
that there has
been no such
registration
under such Act,
the Depositary
shall not effect
 such
distribution
unless it has
received an
opinion from
recognized
counsel in the
United States
for the Company
upon which the
Depositary may
rely that such
distribution to
such owner is
exempt from such
registration.
	Notwithstandin
g any other
provision of
the Deposit
Agreement,
under no
circumstances
shall the
Depositary, any
Owner or any
other person
have the right
to require the
Company to
register,
under the
Securities Act
of 1933 or
otherwise, any
rights or
securities issued
by the Company.

      The
Depositary
shall not be
responsible for
any   failure to
determine that
it may be lawful
or feasible to
make such
rights
available to
owners in
general or any
Owner in
particular.

14 	CONVERSION
OF FOREIGN
CUR.RENCY.

Whenever
the
Depositary
shall
receive
foreign
currency,
by way of
dividends or
other
distributions or
the net
proceeds from
the sale of
securities,
property or
rights, and if
at the time of
the receipt
thereof the
foreign
currency so
received can
in the judgment
of the
Depositary be
converted on a
reasonable
basis into
Dollars and the
resulting
Dollars





A
1
0






transferred to
the united
States, the
Depositary shall
convert or cause
to be converted,
by sale or in
any other manner
that it may
determine, such
foreign currency
into Dollars,
and such
Dollars shall be
distributed to
the Owners
entitled
thereto
or, if the
Depositary shall
have distributed
any warrants or
other
instruments
which entitle
the holders
thereof to such
Dollars, then to
the holders of
such warrants
and/or
instruments upon
surrender
thereof for
cancellation.
	Such
distribution may
be made upon an
averaged or other
practicable
basis without
regard to any
distinctions
among
Owners on
account of
exchange
restrictions,
the date of
delivery of any
Receipt or
otherwise and
shall be net of
any expenses of
conversion into
Dollars incurred
by the
Depositary as
provided in
Section 5.09 of
the Deposit
Agreement.

      If such
conversion or
distribution can
be effected
only with the
approval or
license of any
government or
agency thereof,
the Depositary
shall file such
application for
approval or
license, if any,
as it may deem
desirable.

     If at any
time the
Depositary shall
determine that
in its judgment
any foreign
currency
received by the
Depositary is
not convertible
on a reasonable
basis into
Dollars
transferable to
the United
States, or if
any approval or
license of any
government or
agency thereof
which is
required for
such conversion
is denied or in
the opinion of
the Depositary
is not
obtainable, or
if any such
approval or
license is not
obtained within
a reasonable
period as
determined by
the Depositary,
the Depositary
may distribute
the foreign
currency (or an
appropriate
document
evidencing the
right to receive
such foreign
currency)
received by  the
Depositary to,
or in its
discretion may
hold such
foreign
currency
uninvested and
without liability
for interest
thereon for the
respective
accounts of, the
Owners entitled
to receive
the same.

     If any such
conversion of
foreign
currency, in
whole or in
part, cannot be
effected for
distribution to
some of the
Owners entitled
thereto, the
Depositary may
in its
discretion
make such
conversion and
distribution in
Dollars to the
extent
permissible to
the Owners
entitled thereto
and may
distribute the
balance of the
foreign currency
received by the
Depositary to,
or hold such
balance
uninvested and
without
liability for
interest thereon
for the
respective
accounts of, the
Owners entitled
thereto.

15 	RECORD
DATES.

      Whenever
any cash
dividend or
other cash
distribution
shall become
payable or any
distribution
other than cash
shall be made,
or whenever
rights shall be
issued with
respect to
the Deposited
Securities, or
whenever for any
reason the
Depositary
causes a change
in the number
of Shares that
are represented
by each
American
Depositary
Share, or
whenever the
Depositary
shall receive
notice of any
meeting of
holders of





Shares or other Deposited
Securities, the
Depositary shall fix a
record date (a) for the
determination of the
Owners of Receipts who
shall be   (i) entitled to
receive such dividend,
distribution or rights or
the net proceeds of the
sale thereof or (ii)
entitled to give
instructions for the
exercise of voting rights
at any such meeting, or
(b) on r after which
each American Depositary
Share will represent the
changed number of
Shares, subject to the
provisions of the Deposit
Agreement.

16.	VOTING OF DEPOSITED
SECURITIES.

      upon receipt of
notice of any meeting of
holders of Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, the
form of which notice
shall be in the sole
discretion of the
Depositary, which shall
contain (a) such
information as is
contained in such notice
of meeting, (b) a
statement that the
Owners of Receipts as of
the close of business on
a specified record date
will be entitled, subject
to any applicable
provision of Cayman
Islands or Hong Kong law
or applicable rules of
the Hong Kong Stock
Exchange and of the
Articles of Association
of the Company, to
instruct the Depositary
as to the exercise of the
voting rights, if any,
pertaining to the amount
of Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares, and
(c) a statement as to the
manner in which such
instructions may be
given or deemed given in
accordance with the last
sentence of this
paragraph if no
instruction is received, to
the Depositary to give a
dis..discretionary proxy to a
person designated by the
Company.	 Upon the
written request of an
Owner of a Receipt on such
record date, received on
or before the date
established by the
Depositary for such
purpose, the Depositary
shall endeavor in so far
as practicable to vote or
cause to be voted the
amount of Shares or other
Deposited Securities
represented by such
American Depositary
Shares evidenced by such
Receipt in accordance
with the instructions set
forth in such request.
	The Depositary shall
not vote or attempt to
exercise the right to
vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.
     If the Depositary
does not receive
instructions from any Owner
with respect to any of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by  such
Owners Receipts on or
before the date
established by the
Depositary for such
purpose, such Owner
shall be deemed, and the
Depositary shall deem
such Owner, to have
instructed the Depositary
to give a discretionary
proxy to a person
des1gnated by the Company,
and the Depositary shall
give a discretionary
proxy to a person
designated by the Company,
to vote such Deposited
Securities; provided
that no such
discretionary proxy shall
be given with respect to
any matter as to which the
Company informs the
Depositary that (i) the
Company does not wish
such proxy






given, (ii) substantial
opposition exists or (iii)
such matter materially and
adversely affects the
rights of holders of
Shares.

17.	CHANGES AFFECTING
DEPOSITED SECURITIES.

      In circumstances where
the provisions of Section
4.03 of the Deposit
Agreement do not apply,
upon any change in nominal
value, change in par value,
splitup, consolidation, or
any other reclassification
of Deposited Securities,
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is a
party, any securities which
shall be received by the
Depositary or a Custodian
in exchange for or in
conversion of or in respect
of Deposited Securities
shall be treated s new
Deposited Securities under
the Deposit Agreement and
American Depositary Shares
shall thenceforth represent
the new
Deposited Securities so
received in exchange or
conversion,
unless additional Receipts
are delivered pursuant to
the following sentence.
	In any
such case the Depositary
may, and shall if the
Company shall so request,
execute and deliver
additional Receipts as in
the case of a dividend in
Shares, or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited
Securities.

18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.

      Neither the Depositary
nor the Company shall incur
any liability to any Owner
or holder of any Receipt,
if by reason of any
provision of any present
or future law or regulation
of the United States or any
other country, or of any
other governmental or
regulatory authority, or by
reason of any provision,
present or future, of the
Articles of Association&
of the Company, or by
reason of any act of God
or war or other
circumstances beyond its
control, the Depositary or
the Company shall be
prevented or forbidden from
or be subject to any civil
or criminal penalty on
account of doing or
performing any act or thing
which by the terms of the
Deposit
Agreement it is provided
shall be done or
performed; nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a
Receipt by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms
of the Deposit Agreement
it is provided shall or
may be done or performed,
or by reason of
any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit Agreement.
	Where, by the terms of
a distribution pursuant to
Sections 4.01, 4.02 or
4.03 of the Deposit
Agreement, or an offering
or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such
distribution or offering
may not be made available
to Owners of Receipts, and
the Depositary may not
dispose of such
distribution or
offering on behalf of such
Owners and make the net
proceeds
available to such Owners,
then the Depositary shall
not make such
distribution or offering,
and shall allow any
rights, if









.... ,



applicable, to
lapse.	Neither
the Company nor
the Depositary
assumes any
obligation or
shall be subject
to any
liability under
the Deposit
Agreement to
Owners or holders
of Receipts,
except that they
agree to perform
their
obligations
specifically set
forth in the
Deposit
Agreement
without
negligence or bad
faith.	The
Depositary shall
not be subject
to any liability
with respect to
the validity or
worth of the
Deposited
Securities.
	Neither the
Depositary nor
the Company
shall be under
any obligation to
appear in,
prosecute or
defend any
action, suit, or
other proceeding
in respect of
any Deposited
Securities or in
respect of the
Receipts, which
in its opinion
may involve it in
expense or
liability,
unless indemnity
satisfactory to
it against all
expense and
liability shall
be furnished as
often as may be
required, and
the Custodian
shall not be
under any
obligation
whatsoever with
respect to such
proceedings, the
responsibility
of the Custodian
being solely to
the Depositary.
	Neither the
Depositary nor
the Company shall
be liable for any
action or
nonaction by it in
reliance upon the
advice of or
information
from legal
counsel,
accountants, any
person
presenting
Shares for
deposit, any
Owner or holder
of a Receipt, or
any other person
believed by it in
good faith to be
competent to
give such advice
or information.
	The
Depositary shall
not be
responsible for
any failure to
carry out any
instructions to
vote any of the
Deposited
Securities or
for the manner
in which any
such vote is cast
or the effect of
any such vote,
provided that any
such action or
nonaction is in
good faith. The
Company agrees to
indemnify the
Depositary, its
directors,
employees,
agents and
affiliates and
any Custodian
against,
and hold each of
them harmless
from, any
liability or
expense
(including, but
not limited to,
the fees and
expenses of
counsel) which
may arise out of
acts performed
or omitted, in
accordance with
the provisions
of the Deposit
Agreement and of
the Receipts, as
the same may be
amended,
modified, or
supplemented
from time to
time, (i) by
either the
Depositary
or a Custodian
or their
respective
directors,
employees,
agents and
affiliates,
except for any
liability or
expense arising
out of the
negligence or
bad faith of
either of them,
or (ii) by the
Company or any
of its
directors,
employees,
&gents and
affiliates.	No
disclaimer of
liability under
the Securities
Act of 1933 is
intended by any
provision of the
Deposit
Agreement.

19.	RESIGNATION
AND REMOVAL OF
THE DEPOSITARY;
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.

      The
Depositary at
any time resign
as Depositary
under the
Deposit
Agreement by
written notice
of its election
so to do
delivered to the
Company pursuant
to Section 6.02
of the Deposit
Agreement, such
resignation to
take effect upon
the appointment
of a successor
depositary and
its acceptance
of such
appointment as
thereinafter
provided.





C




      The
Depositary may at
any time be
removed by the
Company by
written notice
of such removal
effective upon
the appointment
of a successor
depositary and
its acceptance
of such
appointment as
thereinafter
provided.

     In case at
any time the
Depositary shall
resign or be
removed, the
Company shall
use its best
efforts to
appoint a
successor
depositary,
which shall be a
bank or trust
Company having
an office in the
Borough of
Manhattan, The
City of New
York.	Every
successor
depositary shall
execute and
deliver to its
predecessor and
to the Company
an instrument: in
writing
accepting its
appointment
thereunder, and
thereupon such
successor
depositary,
without any
further act or
deed, shall
become fully
vested with all
the rights,
powers, duties
and obligations
of its
predecessor.
	Notwithst
anding the
foregoing (1) if
such succession
is the result of
the removal of
such
predecessor.
then upon (a)
payment by the
Company to such
predecessor of
all sums due and
payable by the
Company to such
predecessor, (b)
payment to such
predecessor of
all other sums
due it by
persons other
than the company
pursuant to the
terms of the
Deposit Agreement,
and (c) the
written request
of the Company,
such predecessor
shall execute and
deliver an
instrument
transferring to
such successor
all rights and
powers of such
predecessor under
the Deposit
Agreement, shall
duly assign,
transfer and
deliver all right,
title and
interest in the
Deposited
Securities to
such successor,
and shall
deliver to such
successor a list
of the Owners of
all outstanding
Receipts, or (2)
if such
succession is
the result of
the resignation
of such
predecessor,
then upon (a)
payment by the
Company to such
predecessor of
all sums due and
payable by the
Company to such
predecessor, and
(b) the written
request of the
Company, such
predecessor
shall execute
and deliver an
instrument
transferring
tosuch successor
all rights and
powers of such
predecessor
under the
Deposit
Agreement, shall
duly assign,
transfer and
deliver all
right, title
and interest in
the Deposited
Securities to
such successor,
and shall
deliver to such
successor a list
of the Owners
of	the
outstanding
Receipts,
provided,
however, that
such predecessor
shall
nevertheless be
entitled to
receive payment
of all other
sums due it by
persons other
than
the Company
pursuant the
terms of the
Deposit
Agreement.
Any such
successor
deposit shall
promptly mail
notice of its
appointment to
the Owners.

      Whenever
the Depositary
in its
discretion
determines that
it is in the
best interest of
the Owners of
9eceipts to do
so, it may
appoint a
substitute or
additional
custodian or
custodians.

2 0.	AMENDMENT.

The form of
the
Receipts
and any
provisions
of the
..Deposit
Agreement may at
any time and from
time to time be
amended by
agreement between
the Company and
the Depositary
in any respect
which they may
deem necessary
or desirable.
	Any













A15








amendment which
shall impose or
increase any
fees or charges
(other than taxes
and other
governmental
charges,
registration
fees and cable,
telex or
facsimile
transmission
costs,
delivery costs
or other such
expenses), or
which shall
otherwise
prejudice any
substantial
existing right
of Owners of
Receipts, shall,
however, not
become effective
as to
outstanding
Receipts until the
expiration of
thirty days
after notice of
such amendment
shall have been
given to the
Owners
of outstanding
Receipts.
	Every
Owner of a
Receipt at the
time any
amendment so
becomes effective
shall be deemed,
by continuing to
hold such
Receipt, to
consent and
agree to such
amendment and to
be bound by the
Deposit
Agreement as
amended
thereby.	In no
event shall any
amendment impair
the right of the
Owner of any
Receipt to
surrender such
Receipt and
receive
therefore the
Deposited
Securities
represented
thereof except
in order to
comply with
mandatory
provisions of
applicable
law.

21.	TERMINATION
OF DEPOSIT
AGREEMENT.

     The
Depositary at
any time at the
direction of the
Company shall
terminate the
Deposit Agree
9nt by mailing
notice of such
termination to
the Company .and
to the Owners of
all Receipts
then outstanding
at least 90 days
prior to the
date fixed in
such notice for
such
termination.
	The
Depositary may
likewise
terminate the
Deposit
Agreement by
mailing notice
of such
termination the
Company and the
Owners of all
Receipts then
outstanding if
at any time 90
days shall have
expired after
the Depositary
shall have
undelivered to
the Company a
written notice
of its election
to resign and
a successor
depositary shall
not have been
appointed and
accepted its
appointment as
provided in the
Deposit
Agreement. On
and after the
date of
termination,
the Owner of a
Receipt will,
upon (a)
surrender of
such Receipt at
the Corporate
Trust Office of
the Depositary,
(b) payment of
the fee of the
Depositary for
the surrender of
Receipts
referred to in
Section 2.05 of
the Deposit
Agreement, and
(c) payment of
any
applicable taxes
or governmental
charges are
entitled to
delivery, to him
or upon his
order, of the
amount of
Deposited
Securities
represented by
the American
Depositary
Shares evidenced
by such
Receipt.	If
any Receipts shall
remain
outstanding
after the date
of termination,
the Depositary
thereafter shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the
distribution of
dividends to the
Owners thereof,
and shall not
give any further
notices nr
perform any
further acts
under the
Deposit
Agreement,
except that the
Depositary shall
continue to
collect
dividends and
other
distributions
pertaining to
Deposited
Securities,
shall sell
rights as
provided in the
Deposit
Agreement, and
shall
continue to
deliver
Deposited
Securities,
together with
any dividends or
other
distributions
received with
respect
thereto and the
net proceeds of
the sale of any
rights or other
property, in
exchange for
Receipts
surrendered to
the Depositary
(after d
ducting, in each
case, the fee
of the
Depositary for
the surrender of
a Receipt, any
expenses for




..
..



the account of the Owner
of such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges).	At any
time after the
expiration of one year
from the date of
termination, the
Depositary may sell the
Deposited Securities
then held under the
Deposit Agreement and
may thereafter bold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners of
Receipts which have not
theretofore been
surrendered, such
Owners thereupon
becoming general
creditors of the
Depositary with respect
to such net proceeds.
	After making such
sale,
the Depositary shall be
discharged from all
obligations under
the Deposit Agreement,
except to account for
such net proceeds and
other cash (after
deducting, in each case,
the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with
the terms and conditions
of the Deposit
Agreement, and any
applicable taxes or
governmental charges).
	Upon the
termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement
except for its
obligations to the
Depositary with respect
to indemnification,
charges, and expenses.

22.	DISCLOSURE OF
BENEFICIAL ONNERSHIP.

     The Company may
from time to time
request Owners to
provide information (a)
as to the capacity in
which such Owners own
or owned Receipts, (b)
regarding the identity
of any other persons
then or previously
interested in such
Receipts and (c) the
nature of such interest
and various other
matters.	Bach Owner
agrees to provide any
information requested
by the Company or the
Depositary pursuant to
this Section.	The
Depositary agrees to use
reasonable efforts to
comply with written
instructions received
from the Company
requesting that the
Depositary forward any
such requests to
the Owners and to
forward to the Company
any responses to such
requests received by the
Depositary.	The
Depositary further
agrees that it shall
cooperate with the
Company in enforcing
the provisions of the
Hong Kong Securities
(Disclosure of
Interests) Ordinance,
and any other
legislation or
regulations of Hong
Kong from time to time
relating to disclosure
of interests, including
sanctions that the
Company may invoke in
the event an Owner fails
to provide certain
requested information
concerning interests in
Receipts or Deposited
Securities.	Such
sanctions may include
limitations on the
transfer of such
Deposited Securities
and/or fines or
imprisoned under said
Ordinance.

      An  Owner also may
have a duty under the
Hong Kong Securities
(Disclosure of Interests)
Ordinance to notify the
Company if such Owner
becomes aware that its
interest (which term
is broadly defined under
such Ordinance) in
Deposited Securities
evidenced by Receipts
together with any other
interests of such Owner
in Deposited Securities
is the





A17



(rt



equival
ent of
lOt or
more of
the
issued
share
capital
of the
Compan
y.
Under
the
Hong
Kong
Securit
ies
(Disclo
sure of
Interes
ts)
Ordinan
ce,
such
Owner
may be
require
d to
furthe
r
notify
the
Company
in the
event
such
Owners
interes
t
change
s by
such
percent
age as
would
cross a
whole
percent
age
point
or
such
Owner
ceases
to have
an
interes
t in
less
or
more
of the
securit
ies of
the
Company
..	The
Deposit
ary is
advised
that
under
the
Securit
ies
(Disclo
sure of
Interes
ts)
Ordinan
ce as
current
ly in
effect,
the
change
of a
whole
percent
age
point
is
calcula
ted by
roundin
g down
the
percent
age to
the
neares
t
whole
number.
	Thus,
for
example,
if an
interest
increas
ed from
10.9t  to
ll.lt,
the
Depositar
y is
advised
that
there
may be a
duty to
give
notice of
the
change,
but not
1f it
were an
increase
from
ll.lt to
11.9\.





















































(ASSIGN
MENT
AND
TRANSFE
R
SIGNATU
RE
LINBS)





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..